CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Safari Associates, Inc. (the "Company") on Form 10K-SB for the fiscal year ended December 31, 2003 as filed with the Securities & Exchange Commission (the "Report"),each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report Fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 25 2004                    By:
                                           -------------------------------------
                                           Morton Berger
                                           President, CFO and
                                           Chairman of the Board


Dated: March 25 2004                    By:
                                           -------------------------------------
                                           Lillian Berger
                                           Secretary, Treasurer and Director


Dated: March 25 2004                    By:
                                           -------------------------------------
                                           Stephen Steeneck
                                           Chief Executive Officer and Director